Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan I C R C O N F E R E N C E J A N U A R Y 1 1 , 2 0 2 2

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan This presentation contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995 ("PSLRA"), which are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different from the statements made herein. All statements other than statements of historical fact included in this presentation are forward-looking statements, including, but not limited to, expected financial results and operating performance for fiscal 2021, expected development targets for fiscal 2022, including expected Shack construction and openings, expected same-Shack sales growth and trends in the Company’s operations, the expansion of the Company’s delivery services, the Company’s digital investments and strategies, and statements relating to the effects of COVID-19 and the Company’s mitigation efforts. Forward-looking statements discuss the Company’s current expectations and projections relating to its financial operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as "aim," "anticipate," "believe," "estimate," "expect," "forecast," "future," "intend," "outlook," "potential," "preliminary," "project," "projection," "plan," "seek," "may," "could," "would," "will," "should," "can," "can have," "likely," the negatives thereof and other similar expressions. All forward-looking statements are expressly qualified in their entirety by these cautionary statements. Some of the factors which could cause results to differ materially from the Company’s expectations include the impact of the COVID- 19 pandemic, our ability to develop and open new Shacks on a timely basis, the management of our digital capabilities and expansion into delivery, and risks relating to the restaurant industry generally. You should evaluate all forward-looking statements made in this presentation in the context of the risks and uncertainties disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 30, 2020 as filed with the Securities and Exchange Commission ("SEC"). All of the Company's SEC filings are available online at www.sec.gov, www.shakeshack.com or upon request from Shake Shack Inc. The forward-looking statements included in this presentation are made only as of the date hereof. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. In addition, the preliminary financial results set forth in this presentation are preliminary and unaudited, and these estimates are based on information currently available to the Company. While the Company believes these estimates are meaningful, they could differ from the actual results that the Company ultimately reports in its Annual Report on Form 10-K for the fiscal year ended December 29, 2021. The Company assumes no obligation and does not intend to update these estimates prior to filing its Form 10-K for the fiscal year ended December 29, 2021. CAUTIONARY NOTE ON FORWARD-LOOKING STATEMENTS 2

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan 3

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan Q4 2021 GUIDANCE & PRELIMINARY UNAUDITED RESULTS 1 1. Estimated results are preliminary and unaudited and subject to change based upon completion of the audit and the Form 10-K for the fiscal year ended December 29, 2021. 2. “Shack system-wide sales” is an operating measure and consists of sales from the Company's domestic Company-operated Shacks, domestic licensed Shacks and international licensed Shacks. The Company does not recognize the sales from licensed Shacks as revenue. Of these amounts, revenue is limited to licensing revenue based on a percentage of sales from domestic and international licensed Shacks, as well as certain up-front fees, such as territory fees and opening fees. 3. "Same-Shack sales" or “SSS” represents Shack sales for the comparable Shack base, which is defined as the number of domestic Company-operated Shacks open for 24 full fiscal months or longer. For Shacks that were temporarily closed, the comparative period was also adjusted. 4. To normalize for the 53rd week in fiscal 2020, the compare periods for both 2020 and 2019 have been shifted forward a week from the fiscal calendar in order to show a more like-for-like comparison. 5. "Shack-level operating profit margin," a non-GAAP measure, is defined as Shack sales less Shack-level operating expenses including food and paper costs, labor and related expenses, other operating expenses and occupancy and related expenses as a percentage of Shake sales. See Definition slide for more details on this measure. Total Revenue: $203.3M 4 Shack-level operating profit margin5: ~16% of Shack sales Shack System-wide Sales1: $314.3M Licensed Revenue: $7.4M Same-Shack Sales versus 20203,4: +20.8% +2.2% SSS versus 2019

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan 2021 GUIDANCE & PRELIMINARY UNAUDITED RESULTS1 1. Includes approximately $8M of the approximately $9M total Equity-based compensation. These forward-looking projections are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different from these projections. Factors that may cause such differences include those discussed in the Company's Form 10-K for the fiscal year ended December 30, 2020 and our Cautionary Note On Forward-Looking Statements herein. These forward-looking projections should be reviewed in conjunction with the condensed consolidated financial statements and the section titled “Cautionary Note Regarding Forward-Looking Information” which form the basis of our assumptions used to prepare these forward-looking projections. You should not attribute undue certainty to these projections, and we undertake no obligation to revise or update any forward-looking information, except as required by law. Total revenue Shack sales Licensed revenue Same-Shack sales versus 2020 Shack-level operating profit margin Domestic Company-operated openings (gross) Licensed openings (gross) General and administrative expenses Equity-based compensation Depreciation expense Pre-opening costs $203.3M $195.9M $7.4M +20.8% Approximately 16% 36 26 $86M to $88M1 Approximately $9M $59M to $62M $13M to $14M Fiscal fourth quarter and fiscal year 2021 guidance is derived from preliminary unaudited results, based on information currently available to the Company. While the Company believes these estimates are meaningful, they could differ from the actual results that the Company ultimately reports in its Annual Report on Form 10-K for the fiscal year ended December 29, 2021. Q4 2021 Revised Guidance FY 2021 Revised Guidance 5

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan AWS OUTPACED HISTORICAL SEASONALITY 1 AV E R A G E W E E K LY S A L E S ( AW S ) O F $ 7 4 K I N 4 Q 2 1 W E R E 2 % H I G H E R T H A N 4 Q 1 9 $45K $58K $62K $64K $72K $72K $70K $75K $77K $79K $85K $80K $74K $71K $74K AWS 2019 AWS Third Quarter 2020 Fourth Quarter 20202 1. Estimated results are preliminary and unaudited and subject to change based upon completion of the audit and the Form 10-K for the fiscal year ended December 29, 2021. 2. Fourth Quarter 2020 total YoY Shack sales decline excludes impact of the 53rd fiscal accounting week in 2020 and compares the thirteen weeks from September 24, 2020 through December 23, 2020 to the thirteen weeks from September 26, 2019 through December 25, 2019. The favorable impact of the 53rd week in fiscal 2020 was an incremental Shack sales of $10.7 million. 3. Fiscal December 2021 total YoY Shack sales increase excludes the impact of the 53rd fiscal accounting week in 2020 and compares the five weeks from November 25, 2021 through December 29, 2021 to the five weeks from November 19, 2020 through December 23, 2020. (17%) (3%) 9%Total YoY Shack Sales Growth / (Decline) First Quarter 2021 Second Quarter 2020 (39%) 6 103% Second Quarter 2021 48% Third Quarter 2021 34% Fiscal October 2021 43% Fiscal November 2021 4Q21 AWS $74K 37% Fiscal December 20213

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan 1. Estimated results are preliminary and unaudited and subject to change based upon completion of the audit and the Form 10-K for the fiscal year ended December 29, 2021. 2. Urban refers to a Shack that is located in a very densely populated city area. These locations tend to be very walkable, close to lots of traffic, shopping, tourism and/or office buildings. Suburban is any Shack that is not classified as urban. 3. To normalize for the 53rd week in fiscal 2020, the compare periods for both 2020 and 2019 have been shifted forward a week from the fiscal calendar in order to show a more like-for-like comparison. See below footnotes for comparative periods. 4. For Q4 2020, same-Shack sales excludes the impact of the fourteenth week in 2020 and compares the thirteen weeks from September 24, 2020 through December 23, 2020 to the thirteen weeks from September 26, 2019 through December 25, 2019. 5. For Q4 2021, same-Shack sales were adjusted for the fourteenth week in 2020 and compares the thirteen weeks from September 30, 2021 through December 29, 2021 to the thirteen weeks from October 1, 2020 through December 30, 2020. SSS BY URBAN AND SUBURBAN MARKETS 1 B O T H U R B A N A N D S U B U R B A N 4 Q 2 1 S A M E S H A C K S A L E S I M P R O V E D V E R S U S 2 0 1 9 (57%) (43%) (31%) (7%) 54% 34% 33% (38%) (16%) (0%) 20% 52% 17% 12% (49%) (32%) (17%) 6% 53% 25% 21% (25%) (23%) (15%) (4%)(4%) (0%) 1% 9% (15%) (12%) (7%) 2% Second Quarter 2020 Third Quarter 2020 Fourth Quarter 2020 First Quarter 2021 Second Quarter 2021 Third Quarter 2021 Fourth Quarter 2021 Urban SSS%Suburban SSS% URBAN/SUBURBAN2 SAME-SHACK SALES VS PRIOR YEAR AND 20193 Total SSS% 4 7 Dotted lines represent 2021 SSS % vs 2019 5

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan SSS PERFORMANCE VARIED ACROSS REGIONS 1 N Y C A N D M A N H AT T A N D R O V E S I G N I F I C A N T I M P R O V E M E N T 1. Estimated results are preliminary and unaudited and subject to change based upon completion of the audit and the Form 10-K for the fiscal year ended December 29, 2021. 2. The regions of domestic Company-operated Shacks are defined as: NYC, which represents 5 boroughs; Northeast, which represents non-NYC NY, CT, DC, DE, MA, MD, NJ, PA, RI, VA; Southeast, which represents AL, FL, GA, LA, NC, TN, TX; Midwest, which represents IL, KS, KY, MI, MN, MO, OH, WI; and West, which represents AZ, CA, CO, NV, UT, WA. 3. "Same-Shack sales" or “SSS” represents Shack sales for the comparable Shack base, which is defined as the number of domestic Company-operated Shacks open for 24 full fiscal months or longer. For days that Shacks were temporarily closed, the comparative year period was also adjusted. 4. To normalize for the 53rd week in fiscal 2020, the compare periods for both 2020 and 2019 have been shifted forward a week from the fiscal calendar in order to show a more like-for-like comparison. See below footnotes for comparative periods. 5. For Q4 2020, same-Shack sales excludes the impact of the fourteenth week in 2020 and compares the thirteen weeks from September 24, 2020 through December 23, 2020 to the thirteen weeks from September 26, 2019 through December 25, 2019. 6. For Q4 2021, same-Shack sales were adjusted for the impact of the fourteenth week in 2020 and compares the thirteen weeks from September 30, 2021 through December 29, 2021 to the thirteen weeks from October 1, 2020 through December 30, 2020. REGIONAL2 SAME-SHACK SALES 3 VS PRIOR YEAR4 (64%) 39% (69%) 52% (41%) 13% (41%) 19% (47%) 27% (45%) 17% Second Quarter 2020 Third Quarter 2020 Fourth Quarter 2020 First Quarter 2021 Second Quarter 2021 Third Quarter 2021 Fourth Quarter 2021 Northeast Southeast West Midwest NYC (incl. Manhattan) Manhattan 5 8 3Q21 vs 2019 4Q21 vs 2019 5% 13% (2%) 7% (2%) 6% (7%) 2% (25%) (13%) (33%) (21%) 6

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan 1. Estimated results are preliminary and unaudited and subject to change based upon completion of the audit and the Form 10-K for the fiscal year ended December 29, 2021. 2. Measured by fiscal December 2021 digital sales versus fiscal January 2021, when digital sales peaked. 3. Digital sales includes sales made through the Shake Shack mobile application, Shake Shack website, and delivery partners. Does not include sales through Kiosks that are located inside Shacks. Digital sales are normalized to reflect a consistent thirteen-week quarter. DIGITAL SALES RETENTION HOLDS AT ~80%1 , 2 , 3 A D D E D N E A R LY 1 0 % N E W P U R C H A S E R S I N C O M PA N Y - O W N E D A P P & W E B C H A N N E L S Q o Q ; 3 . 5 M T O TA L P U R C H A S E R S A C Q U I R E D S I N C E M A R C H 2 0 2 0 75% 60% 59% 60% 47% 42% 42% Second Quarter 2020 Third Quarter 2020 Fourth Quarter 2020 First Quarter 2021 Second Quarter 2021 Third Quarter 2021 Fourth Quarter 2021 % Indicates digital mix of sales In-Shack Sales $ Digital Sales $ 9

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan $35.0M $69.2M $79.1M $77.6M $100.4M $111.6M $118.4M Total Licensed Sales 1. Estimated results are preliminary and unaudited and subject to change based upon completion of the audit and the Form 10-K for the fiscal year ended December 29, 2021. 2. Fourth Quarter 2020 and Fourth Quarter 2021 total Licensed sales and YoY declines exclude the impact of the 53rd fiscal accounting week in 2020. The favorable impact of the 53rd week in fiscal 2020 was an incremental licensed sales of $7.0 million. 3. Total Licensed sales is an operating measure and consists of sales from domestic licensed Shacks and international licensed Shacks. The Company does not recognize the sales from licensed Shacks as revenue. Of these amounts, revenue is limited to licensing revenue based on a percentage of sales from domestic and international licensed Shacks, as well as certain up-front fees, such as territory fees and opening fees. 10 TOTAL L ICENSED SALES ROSE 50% YOY 1,2 B R O A D B A S E D M O M E N T U M A C R O S S D O E M E S T I C A N D I N T E R N AT I O N A L L I C E N S E D M A R K E T S Second Quarter 2020 Total YoY Licensed Sales Growth / (Decline) (55%) (20%) Third Quarter 2020 3 (11%) Fourth Quarter 20203 (6%) First Quarter 2021 187% Second Quarter 2021 61% Third Quarter 2021 50% Fourth Quarter 2021

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan COST PRESSURES REMAIN FOR FORESEEABLE FUTURE L A B O R I N V E S T M E N T S A N D C O M M O D I T Y I N F L AT I O N E X P E C T E D T O C O N T I N U E I N 2 0 2 2 11 Commodity costs will continue to impact restaurant margins Supply chain disruptions impact operations and availability of goods We'll continue to make investments in our team member pay and development Focus on recruiting and retention amidst competitiv labor market 11

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan SHAKE SHACK | FOUR KEY STRATEGIC P ILLARS W E A R E O N A N E N D L E S S P U R S U I T T O C R E AT E U P L I F T I N G E X P E R I E N C E S Digital Transformation Format Evolution & Expansion Guest Experience Elevating Our People 12

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan  Team Member development is a critical driver of company growth and value.  Workforce strategy and investments meet current and future business needs. Digital Transformation Format Evolution & Expansion Guest Experience Elevating Our People 13 SHAKE SHACK | FOUR KEY STRATEGIC P ILLARS W E A R E O N A N E N D L E S S P U R S U I T T O C R E AT E U P L I F T I N G E X P E R I E N C E S

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan We continue to invest in team member wage increases, hiring and retention bonuses. Established as a leading employer in the market, with approximately $15 average national starting wages. We are proud to offer equity grants for Shake Shack General Managers, allowing them to grow with the company. Leadership development programs train team members for internal promotions and build our pipeline for growth. ELEVATING OUR PEOPLE F O C U S O N R E T E N T I O N A N D D E V E L O P M E N T O F O U R C U R R E N T A N D F U T U R E E M P L O Y E E S 14

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan  Team Member development is a critical driver of company growth and value.  Workforce strategy and investments meet current and future business needs.  True omnichannel experience where our digital platforms are the preferred channels.  Personalized marketing channels to drive frequency and guest connection.  Operators have the tools to manage digital business and deliver great guest experience. Digital Transformation Format Evolution & Expansion Guest Experience Elevating Our People 15 SHAKE SHACK | FOUR KEY STRATEGIC P ILLARS W E A R E O N A N E N D L E S S P U R S U I T T O C R E AT E U P L I F T I N G E X P E R I E N C E S

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan 16 Expanded Merchandising Targeting Increased Conversion Enhanced Upsell Shack Track Integration DIGITAL TRANSFORMATION N E W W E B S I T E A N D A N D R O I D A P P L A U N C H E D I N 2 0 2 1 16

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan DIGITAL TRANSFORMATION O F F E R I N G A T R U E O M N I C H A N N E L G U E S T E X P E R I E N C E O N L I N E A N D I N - S H A C K S H A C K T R A C K D I G I TA L P I C K U P | D R I V E T H R U D I G I TA L M E N U S | K I O S K O R D E R I N G 17Maple Grove, MN Digital menu boards highlight brand image and increase merchandising opportunities Oak Lawn, IL Shacks with kiosks generate more than 75% of sales through kiosk and other digital channels Franklin, TN Shack Track enables convenient digital order pick-up via walk-up windows, drive-up windows and pick-up shelves.

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan  Team Member development is a critical driver of company growth and value.  Workforce strategy and investments meet current and future business needs.  Robust domestic and international growth & pipeline.  Expanding Shack formats to incorporate increased convenience and frequency.  Unlocking drive-thru opportunity.  True omnichannel experience where our digital platforms are the preferred channels.  Personalized marketing channels to drive frequency and guest connection.  Operators have the tools to manage digital business and deliver great guest experience. Digital Transformation Format Evolution & Expansion Guest Experience Elevating Our People 18 SHAKE SHACK | FOUR KEY STRATEGIC P ILLARS W E A R E O N A N E N D L E S S P U R S U I T T O C R E AT E U P L I F T I N G E X P E R I E N C E S

# FORMAT TRANSFORMATION WITH DRIVE-THRU

## OPENED FIRST EVER DRIVE-THRU IN 4Q21 IN MAPLE GROVE, MN AND AT LEAST 10 PLANNED BY END OF 2022



drive thru
CLEARANCE 8'-6"
drive thru
CLEARANCE
DRIVE THRU



ORDER HERE
REAL FRUIT. REAL GOOD.
FRIES
SHAKES
DRINKS

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Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan 2020 FORMAT TRANSFORMATION WITH DRIVE-THRU O P E N E D L E E ’ S S U M M I T, M O I N 4 Q 2 1

HASBROUCK HEIGHTS, NJ – OPENING SOON

EXTERIOR FOCUSED DRIVE-THRU IN SUBURBAN NORTHERN NEW JERSEY MARKET


SHAKE SHACK drive thru

Note: Renderings for illustration purposes only. Actual Shack designs expected to evolve as sites are finalized. Image credit: Aria Group.

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Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan ADDIT IONAL FORMAT EVOLUTION AND EXPANSION O A K L AW N , I L F E AT U R E S S H A C K T R A C K D R I V E - U P W I N D O W 2222

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan MEATPACKING, AT THE BASE OF THE H IGHLINE, NYC – OPENING SOON C O N T I N U E D U R B A N G R O W T H A H E A D 2323 Note: Renderings for illustration purposes only. Actual Shack designs expected to evolve as sites are finalized. Image credit: Emporium Design.

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan Opened 26 licensed Shacks in 2021 Recovery rate differs by market depending on country and region-specific conditions Three licensed airport Shacks reopened after over a year of temporary closures Increased Asian market Shack count by 34% in 2021 Successful market launches in Macau, Shenzhen, and Hangzhou Despite a strict zero-Covid policy, sales and openings remain strong in China 2022 targeting 20-25 new licensed Shacks Focused on continued growth in China and Asian markets Announcing Malaysia development agreement Licensed partners are resilient and dedicated operators with proven experience expanding global brands Partner operating model continues to be attractive complement to US company- operated LICENSED BUSINESS BRINGS SHAKE SHACK WORLDWIDE O P E N E D 2 6 L I C E N S E D S H A C K S I N F Y 2 1 ; D E V E L O P M E N T P L A N S W I L L I N C R E A S E P R E S E N C E A C R O S S N E W A N D E X I S T I N G M A R K E T S Alabang, Philippines Shenzhen, China Hangzhou, China Monterrey, Mexico 24

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan US Licensed 25 SHACKS Mexico 7 SHACKS United Kingdom 11 SHACKS Turkey 5 SHACKS Middle East 40 SHACKS Japan 12 SHACKS South Korea 20 SHACKS China 12 SHACKS Hong Kong SAR 7 SHACKS Philippines 4 SHACKS Singapore 8 SHACKS L ICENSING EXPANSION INTO NEW AND EXISTING MARKETS A N N O U N C I N G N E W M A R K E T M A L AY S I A O P E N I N G I N 2 0 2 3 Malaysia Opening 2023 25

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan Note: Renderings for illustration purposes only. Actual Shack designs expected to evolve as sites are finalized. Image credit: Host International, Inc. 26 THE LONDONER, MACAU – OPENED APRIL 2021 26

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan Note: Renderings for illustration purposes only. Actual Shack designs expected to evolve as sites are finalized. Image credit: Host International, Inc. 27 QIANTAN TAIKOO L I , SHANGHAI – OPENED JULY 2021 27

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan Note: Renderings for illustration purposes only. Actual Shack designs expected to evolve as sites are finalized. Image credit: Host International, Inc. 28 PARC CENTRAL, GUANGZHOU CHINA – OPENING SOON 28

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan Note: Renderings for illustration purposes only. Actual Shack designs expected to evolve as sites are finalized. Image credit: Host International, Inc. 29 WESTGATE, S INGAPORE – OPENED OCTOBER 2021 29

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan Note: Renderings for illustration purposes only. Actual Shack designs expected to evolve as sites are finalized. Image credit: Host International, Inc. 30 ARBOLEDA, MONTERREY, MEXICO – OPENED SEPTEMBER 2021 30

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan Note: Renderings for illustration purposes only. Actual Shack designs expected to evolve as sites are finalized. Image credit: Host International, Inc. DUBAI H ILLS, UAE – OPENING SOON 31

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan Note: Renderings for illustration purposes only. Actual Shack designs expected to evolve as sites are finalized. Image credit: Host International, Inc. 32 DENVER AIRPORT – OPENED JULY 2021 32

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan Note: Renderings for illustration purposes only. Actual Shack designs expected to evolve as sites are finalized. Image credit: Host International, Inc. 33 DODGER STADIUM – OPENED APRIL 2021 33

JUNIUS PONDS TRAVEL PLAZA, NY – OPENING SOON

FURTHER EXPANSION INTO DOMESTIC TRAVEL PLAZAS, WITH A NEW DEVELOPMENT AGREEMENT TO OPEN SHACKS IN TRAVEL PLAZAS WITH APPLEGREEN IN THE COMING YEARS



SHAKE SHACK
BURGERS FROZEN CUSTARD FRIES SHAKES HOT DOGS CONCRETES
PICKUP HERE
ORDER HERE
SELF ORDER HERE

Note: Renderings for illustration purposes only. Actual Shack designs expected to evolve as sites are finalized. Image credit: Host International, Inc.

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Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan  Team Member development is a critical driver of company growth and value.  Workforce strategy and investments meet current and future business needs.  Robust domestic and international growth & pipeline.  Expanding Shack formats to incorporate increased convenience and frequency.  Unlocking drive-thru opportunity.  LTOs driving engagement among core guests.  Buzz-worthy collaborations and press coverage.  Testing expansion of existing menu categories.  True omnichannel experience where our digital platforms are the preferred channels.  Personalized marketing channels to drive frequency and guest connection.  Operators have the tools to manage digital business and deliver great guest experience. Digital Transformation Format Evolution & Expansion Guest Experience Elevating Our People 35 SHAKE SHACK | FOUR KEY STRATEGIC P ILLARS W E A R E O N A N E N D L E S S P U R S U I T T O C R E AT E U P L I F T I N G E X P E R I E N C E S

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan BLACK TRUFFLE BRAND MOMENT, DRIVING ENGAGEMENT 3636

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan ELEVATED, MODERN, FUN VERSIONS OF THE CLASSICS C O N T I N U E D F O C U S O N LT O S , W H I L E E L E VAT I N G C O R E M E N U W I T H P R E M I U M A D D - O N S 37 Teaser for our next LTO, coming soon! 37

# CHEF COLLAB SERIES IN FULL SWING

## PARTNERSHIPS DRIVE BUZZ & EXCITEMENT WHILE FOCUSING ON FINE DINING ROOTS

**NOW SERVING**

**A COLLAB SERIES BY SHAKE SHACK**



And more collabs comin' up across the country!

**CHRIS SHEPHERD**
HOUSTON | 3.04

**PINKY COLE**
ATLANTA + NEW YORK | 4.08

**JUNGHYUN PARK**
NEW YORK | 5.06

**SARAH GRUENEBERG**
CHICAGO | 6.17

**DOMINIQUE CRENN**
SAN FRANCISCO | 9.09

**JJ JOHNSON**
NEW YORK | 10.28



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Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan STAND FOR SOMETHING GOOD AND OUR COMMITMENT TO ESG Board of Directors consists of majority independent seats, with a diverse board in terms of gender, race, and ethnicity, and separate CEO and Chairman positions. Robust oversight by the Board in areas including executive compensation, company-wide benefit programs, DE&I, ESG, risk management, food safety, and data security. Active outreach and engagement with major shareholders in relation to corporate governance and ESG priorities. Shack teams supported with investment in wages and bonuses, with approximately $15 average hourly national starting wage. Extensive diversity, equity and inclusion initiatives including mentoring programs, unconscious bias training, employee resource groups and targeted educational and development programs. Support of local communicates through meal and monetary donations. Expanding menu with growing chicken category and additional vegetarian and vegan options. Expanding partnerships with regenerative ranchers and continue sourcing hormone and antibiotic-free protein supported by robust animal welfare policies. Initiating testing of our greenhouse gas footprint to establish roadmap for future sustainability initiatives. Evolving food packaging and cutlery with sustainable, streamlined materials. Governance Environmental Social 39

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan Board of Direct rs M eting 1 20 THANK YOU 40 4040

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan Shack-Level Operating Profit Shack-level operating profit is defined as Shack sales less Shack-level operating expenses, including Food and paper costs, Labor and related expenses, Other operating expenses and Occupancy and related expenses. "Shack-level operating profit margin," a non-GAAP measure, is defined as Shack sales less Shack-level operating expenses, including food and paper costs, labor and related expenses, other operating expenses and occupancy and related expenses as a percentage of Shack sales. How This Measure Is Useful When used in conjunction with GAAP financial measures, Shack-level operating profit and Shack-level operating profit margin are supplemental measures of operating performance that the Company believes are useful measures to evaluate the performance and profitability of its Shacks. Additionally, Shack-level operating profit and Shack-level operating profit margin are key metrics used internally by management to develop internal budgets and forecasts, as well as assess the performance of its Shacks relative to budget and against prior periods. It is also used to evaluate employee compensation as it serves as a metric in certain performance- based employee bonus arrangements. The Company believes presentation of Shack- level operating profit and Shack-level operating profit margin provides investors with a supplemental view of its operating performance that can provide meaningful insights to the underlying operating performance of the Shacks, as these measures depict the operating results that are directly impacted by the Shacks and exclude items that may not be indicative of, or are unrelated to, the ongoing operations of the Shacks. It may also assist investors to evaluate the Company's performance relative to peers of various sizes and maturities and provides greater transparency with respect to how management evaluates the business, as well as the financial and operational decision- making. Limitations of the Usefulness of this Measure Shack-level operating profit and Shack-level operating profit margin may differ from similarly titled measures used by other companies due to different methods of calculation. Presentation of Shack-level operating profit and Shack-level operating profit margin is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. Shack-level operating profit excludes certain costs, such as General and administrative expenses and Pre-opening costs, which are considered normal, recurring cash operating expenses and are essential to support the operation and development of the Company's Shacks. Therefore, this measure may not provide a complete understanding of the Company's operating results as a whole and Shack-level operating profit and Shack- level operating profit margin should be reviewed in conjunction with the Company’s GAAP financial results. A reconciliation of Shack-level operating profit to operating income, the most directly comparable GAAP financial measure, is set forth on next slide. DEFIN IT IONS – SHACK-LEVEL OPERATING PROFIT 41

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan CONTACT INFORMATION INVESTOR CONTACT Melissa Calandruccio, ICR Michelle Michalski, ICR (844) Shack-04 (844-742-2504) investor@shakeshack.com MEDIA CONTACT Kristyn Clark, Shake Shack kclark@shakeshack.com 42